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                              LOOMIS SAYLES FUNDS

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:


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CLIENT SERVICES CALLOUT SCRIPT


Introduction

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ____________________. I AM CALLING FROM LOOMIS SAYLES FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ___________ (NINE OPTIONS: Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Provident Fund, Loomis Sayles High Yield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Small Company Growth Fund, or Loomis Sayles Small Company Value Fund).

I'M ASSISTING LOOMIS SAYLES WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS THE FUND. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOUR RECEIVED THE __________ (NINE OPTIONS: Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Provident Fund, Loomis Sayles High Yield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Small Company Growth Fund, or Loomis Sayles Small Company Value Fund) PROXY MATERIAL?

THE PACKAGE WAS DATED AUGUST 28, 2000. (Describe the mailings to the shareholder if he/she does not recall it: 9.5" x 12.5" brown envelope containing proxy materials.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q.: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating, and mailing the proxy ballot in the return envelope provided before the shareholder meeting on October 12, 2000. Thank the shareholder for his/her time. (End telephone call.)

If YES:  Q.:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING, AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON OCTOBER 12, 2000. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR PROXY CARD TO 1-617-439-0460. PLEASE FOLLOW-UP THE FAX BY MAILING TO ORIGINAL IN RETURN ENVELOPE PROVIDED.

If YES:  DO YOU HAVE ANY QUESTIONS?

If YES: Answer the questions using the proxy material and then encourage the shareholder to vote.

SCRIPT FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE.
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS __________. I AM CALLING FROM LOOMIS SAYLES FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (NINE OPTIONS: Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Provident Fund, Loomis Sayles High Yield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Small Company Growth Fund, or Loomis Sayles Small Company Value
Fund).

I'M ASSISTING LOOMIS SAYLES WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS THE FUND.

AS AN OWNER OF THE _________ (NINE OPTIONS: Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Provident Fund, Loomis Sayles High Yield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Small Company Growth Fund, or Loomis Sayles Small Company Value Fund). YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU.

IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL LOOMIS SAYLES AT 1-800-226-9699. THANK YOU FOR YOUR TIME.

LOG SHEET

Date ________________

Loomis Rep __________

Address Correction
Social Security No. (record from database; do not ask shareholder) _______ Shareholder Name _________________________________________________________
Street Address ___________________________________________________________
City _________________________________ State _________ Zip Code __________


Material To Be Sent
Proxy Card Only __________________________________________________________
Full Proxy Kit ___________________________________________________________

Comments

Notable Shareholder Response _____________________________________________
__________________________________________________________________________
__________________________________________________________________________

Other Comments ___________________________________________________________


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